                                                                    EXHIBIT 10.2

                                CUSTODY AGREEMENT

                            Dated as of June 25, 2002

                  HPSC BRAVO FUNDING, LLC, a Delaware limited liability company (the "LLC"), TRIPLE-A ONE FUNDING CORPORATION, a Delaware corporation ("Triple-A"), CAPITAL MARKETS ASSURANCE CORPORATION, a New York Stock insurance company ("CapMAC"), as Administrative Agent (the "Administrative Agent") and as Collateral Agent for the benefit of Triple-A and certain other parties (in such capacity, the "Collateral Agent") under the "Triple-A Purchase Agreement" referred to below and IRON MOUNTAIN INFORMATION MANAGEMENT, INC., a Delaware corporation ("Iron Mountain"), agree as follows:

                  PRELIMINARY STATEMENTS.

                  (1) The Collateral Agent has requested that Iron Mountain act as custodian (the "Custodian") for the purposes of receiving and holding all Contracts which have generated the Receivables transferred by the LLC to Triple-A pursuant to that certain Amended and Restated Lease Receivables Purchase Agreement dated as of March 31, 2000 (as amended, restated or otherwise modified from time to time, the "Triple-A Purchase Agreement"), among the LLC, Triple-A, HPSC, Inc., a Delaware corporation, ("HPSC") and CapMAC, and which Receivables were acquired by the LLC from HPSC pursuant to that certain Amended and Restated Purchase and Contribution Agreement dated as of March 31, 2000 (as amended, restated or otherwise modified from time to time, the "Purchase Agreement") between the LLC and HPSC. Capitalized terms which are used herein and not otherwise defined herein shall have the respective meanings ascribed thereto in the Triple-A Purchase Agreement.

                  (2) Iron Mountain is willing to act in such capacity as Custodian.

                  NOW, THEREFORE, the parties agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

                  SECTION 1.01. DEFINITIONS. As used herein, the following terms shall have the meanings assigned thereto below:

                  "AUTHORIZED EMPLOYEE" means any one of (i) Andrew Laterza, Mike Alter and Richard Langberg and (ii) any other employee of the Collateral Agent who is hereafter authorized in writing by the Collateral Agent (which authorization must be delivered to the LLC and to the Custodian) to act as an Authorized Employee of the Collateral Agent hereunder, PROVIDED, HOWEVER, that the Collateral Agent may send a notice to the LLC and the Custodian informing them of any Authorized Employee who ceases to be an Authorized Employee.

                  "BUSINESS DAY" means any day other than a Saturday, Sunday or public holiday or the equivalent for banks in New York and Massachusetts.

                  "CONTRACT" means an original executed financing contract, promissory note or other document, as applicable, between the LLC (as assignee of HPSC or otherwise) and an Obligor (as that term is defined in the Triple-A Purchase Agreement) which has generated a Receivable sold or otherwise transferred by HPSC to the LLC pursuant to the Purchase Agreement.

                  "RECEIVABLE" has the meaning assigned to that term in the Triple-A Purchase Agreement.

                  "TERMINATION DATE" means that date when the Collateral Agent notifies the Custodian in writing that the Triple-A Purchase Agreement is terminated and all amounts payable under the Triple-A Purchase Agreement have been paid.

                                   ARTICLE II

                                    Custodian

                  SECTION 2.01. DESIGNATION AND APPOINTMENT OF IRON MOUNTAIN AS CUSTODIAN. Iron Mountain, in its corporate capacity, is hereby designated as, and hereby agrees to perform the duties and obligations of, the Custodian under, and as such duties and obligations are set forth in, this Agreement. Iron Mountain shall serve as Custodian from the date hereof until the Termination Date, or its earlier resignation or removal pursuant to Section 3.05 hereof.

                  SECTION 2.02. DUTIES OF THE CUSTODIAN. At all times that Iron Mountain shall be the Custodian, it shall discharge its duties of receiving and holding the Contracts in accordance with this Agreement. As to any matters not expressly provided for by this Agreement but relating to the Custodian's duties hereunder, the Custodian shall not be required to act except upon the written instructions of the Collateral Agent executed by an Authorized Employee (and the Custodian shall be fully protected in so refraining from acting absent such instructions); PROVIDED, HOWEVER, that the Custodian shall not be required to take any action which is contrary to this Agreement or applicable law.

                  SECTION 2.03. ADDITION OF CONTRACTS. Any Contract that has generated a Receivable shall be sent to, and held by, the Custodian pursuant to the terms hereof. Prior to the sale or other transfer of any such Receivable to Triple-A pursuant to the Triple-A Purchase Agreement, the Contract related thereto shall be delivered by the LLC (or by HPSC at the direction of the LLC) to the Custodian. Further, on the twenty-fifth day of each calendar month (the Business Day immediately following the twenty-fifth day of each calendar month if such twenty-fifth day is not a Business Day), the Custodian shall send to the Collateral Agent a list of all Contracts that have been received by the Custodian during the period from the date of the latest list to the date of such list (by facsimile or otherwise) in substantially the form of EXHIBIT A attached hereto. The first list shall include all Contracts the Custodian has in possession and shall be sent to the Collateral Agent on the twenty-fifth day of the month in which this Custody

Agreement is executed by both parties; provided, however, that if execution does not occur until after the twenty-fifth of the month and prior to the first of the subsequent month, the first list will be sent to the Collateral Agent on the twenty-fifth day of the month immediately following the month in which the execution occurs.

                  SECTION 2.04. NO FURTHER OBLIGATIONS. The Custodian shall have no obligation to review the contents of any Contract.

                  SECTION 2.05.  REMOVAL OF CONTRACTS.

                  (i) the Collateral Agent shall have unlimited rights, upon written notice (by facsimile or otherwise) executed by an Authorized Employee and delivered to the Custodian, with a copy sent to the LLC, to remove any or all of the Contracts from the Custodian;

                  (ii) the LLC may cause the Custodian to release certain Contracts held by the Custodian to the LLC or (if so directed by the LLC) to HPSC in each case as provided by and in accordance with the Triple-A Purchase Agreement; PROVIDED THAT, upon the Collateral Agent's written notice, the LLC's rights, if any, to cause the Custodian to release Contracts shall be terminated and the Custodian shall not release any Contract without the Collateral Agent's written instructions to release such Contract, provided, further that the Custodian shall have no obligation to inquire whether any request by the LLC is in accordance with the Triple-A Purchase Agreement;

                  (iii) other than as described in this SECTION 2.05., the Custodian shall have no authority to release any Contract to any Person; and

                  (iv) the Custodian shall send to the Collateral Agent on the twenty-fifth day of each calendar month (the Business Day immediately following the twenty-fifth day of each calendar month if such twenty-fifth day is not a Business Day) (by facsimile or otherwise) in substantially the form of EXHIBIT B, a list of all Contracts that have been removed from the Custodian or returned during the period from the date of the latest list (or the date hereof, in the case of the first list) to the date of such list.

                  SECTION 2.06. CONTRACTS HELD BY THE CUSTODIAN. All Contracts coming into the possession of the Custodian, (a) shall be held by it for the benefit of the Collateral Agent in secure facilities, equipped with fire detection and fire suppression features, all in accordance with customary standards for such custody. The Custodian shall hold all Contracts at 1 Old Forge Hill Road, Franklin, MA 02038 or at any other facility specified in writing to the Collateral Agent, located in the Commonwealth of Massachusetts,
(b) shall be held by it as agent on behalf of the Collateral Agent for the purposes of perfecting the security interest therein of the Collateral Agent,
(c) shall, upon reasonable prior written notice from the Collateral Agent, be made available to the Collateral Agent on any Business Day during normal business hours, for inspection or otherwise, and (d) shall be held in a manner which allows such Contracts to be released within five Business Days following the Custodian's receipt of notice pursuant to the terms set forth in SECTION
2.05. above.

                  SECTION 2.07. NO LIENS OR ENCUMBRANCES ON CONTRACTS. In order to provide security to the Custodian for any overdue payments which hereafter may be owed to the

Custodian by the LLC, the LLC will post a $1000.00 security deposit on its account ("Security Deposit"). The Custodian hereby agrees not to assert any statutory or possessory liens or encumbrances of any kind with respect to the Contracts held by it, and hereby waives all such liens and encumbrances; provided however that in the event the LLC is in arrears of its payment to the Custodian by forty-five (45) days, the Custodian shall notify the Collateral Agent of such delinquency and the Collateral Agent may instruct the Custodian to use the Security Deposit to cure the delinquency. If the Collateral Agent fails to instruct the Custodian to use the Security Deposit and the delinquency is not cured within sixty (60) days of the missed payment, the Custodian shall maintain its rights to assert statutory or possessory liens or encumbrances of any kind with respect to the Contracts held by it.

                  SECTION 2.08. REPORTS AND AUDITS. From time to time until the Termination Date, the Collateral Agent may conduct audits (at the expense of the LLC) on the Contracts held by the Custodian by giving notice of an audit no less than two (2) Business Days before the audit. The Custodian shall cooperate with the Collateral Agent in connection with such audits.

                  SECTION 2.09. CUSTODIAN'S LIABILITY. The Custodian shall have no liability whatsoever by reason of any error of judgment for any act done or step taken or omitted by it, or for any mistake of fact or law for anything which it may do or refrain from doing in connection herewith, unless caused by or arising out of its own negligence or willful misconduct. Furthermore, the LLC agrees to hold the Custodian harmless from any and all losses, expenses, damages and costs (including, without limitation, attorneys fees) incurred by either as a result of its execution of, or performance of its obligations under, this Agreement, unless however, such loss, expense, damage or cost is caused by the negligence or willful misconduct of Custodian or its employees or agents. In the event of loss, damage or destruction of a contract deposited with Custodian due to Custodian's negligence or willful misconduct, the Custodian's liability shall be limited to $1.00 per contract lost, damaged or improperly destroyed.

                  The Custodian:

                  (a) shall not be obligated to take any legal action hereunder that in its reasonable judgment involve any expense or liability unless it has been furnished with reasonable indemnity by the LLC, Collateral Agent or other person;

                  (b) may rely on and shall be protected in acting in good faith upon the written instructions of the Collateral Agent and the Authorized Employees;

                  (c) may consult with Custodian's in-house counsel or any other counsel with regard to legal questions arising out of or in connection with this Agreement, and the advice or opinion of such counsel shall be full and complete authorization and protection in respect of any action taken, omitted or suffered by the Custodian in reasonable reliance, in good faith, and in accordance therewith; and

                  (d) may execute any of the rights or powers hereunder or perform any duties hereunder either directly or through agents or attorneys, provided that the execution of such trusts or powers by any such agents or attorneys shall not diminish, or relieve Custodian of, responsibility therefore to the same degree as if Custodian itself had executed such trusts or powers.

                  SECTION 2.10. INDEMNIFICATION. The Custodian hereby agrees to indemnify and hold the LLC, CapMAC, and Triple-A, their shareholders, directors, officers, employees, agents, successors and assigns, harmless from and against and reimburse them for any and all losses, claims, demands, obligations, damages, injuries (to persons, property or natural resources), penalties, stamp or similar taxes, suits, causes of action, or other legal proceedings, judgments, costs, liabilities and/or expenses, including reasonable attorneys' and agents' fees and expenses, incurred by the LLC, CapMAC and Triple-A of whatever kind or nature regardless of their merit, demanded, asserted or claimed against the LLC, CapMAC, or Triple-A and resulting solely from Custodian's negligence, willful misconduct or failure to perform its obligations hereunder, or a breach of any representation or warranty contained in this Agreement. The LLC hereby agrees to indemnify and hold Custodian, its directors, officers, employees, agents, successors and assigns, harmless from and against any and all losses, claims, demands, damages, causes of action, or other legal proceedings, judgments, costs, liabilities and/or expenses, including reasonable attorneys' and agents fees and expenses incurred by Custodian of whatever kind or nature regardless of their merit, demanded, asserted or claimed against the Custodian and resulting from the respective party's negligence, willful misconduct, or failure to perform its obligations hereunder or other breach by the LLC under this Agreement. The foregoing indemnifications set forth in this Section 2.10 shall survive any termination of this Agreement.

                  SECTION 2.11 NO LIMITATION. Notwithstanding anything to the contrary in this Agreement, Custodian's limitation of liability of one dollar ($1.00) per contract shall apply solely to Custodian's liability for loss of, damage to or improper destruction of deposited contracts. Damages to the LLC, CapMAC or Triple A for which Custodian is responsible, that are other than from the liability for loss of, damage to, or improper destruction of Contracts (i.e. breach of confidentiality, unauthorized release of Contracts, personal or property damage related to property other than the deposited contracts) are not limited to one dollar ($1.00) for each contract deposited with Custodian, and Custodian hereby agrees that it will be liable for the full amount of such damages incurred.

                                   ARTICLE III

                                  MISCELLANEOUS

                  SECTION 3.01. FEES AND EXPENSES OF THE CUSTODIAN. The LLC agrees to pay the Custodian the fees described on EXHIBIT C attached hereto (collectively, the "Custodian Fee"). Furthermore, no party hereto shall pay any other fees, costs or expenses to the Custodian with respect to the Custodian's obligations and duties created herein other than the Custodian Fee. The Custodian shall have the right to terminate its obligations under this Agreement in the event that the LLC fails to pay the Custodian Fee within thirty (30) days after receiving notice that any portion of the Custodian Fee is overdue, provided that the Custodian shall provide notice of its intention to terminate to the Collateral Agent, which shall have thirty (30) days to pay amounts due to Custodian hereunder, in which case this Agreement shall continue in effect.

                  SECTION 3.02. AMENDMENTS, ETC. No amendment or waiver of any provision of this Agreement nor consent to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by each party hereto, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

                  SECTION 3.03. NOTICES, ETC. All notices and other communications provided for hereunder shall be in writing (including telex communication and communication by facsimile copy) and mailed, telexed, transmitted or delivered, as to each party hereto, at its address set forth under its name on the signature pages hereof or at such other address as shall be designated by such party in a written notice to the other parties hereto. All such notices and communications shall be effective, upon receipt, or in the case of delivery by mail, five days after being deposited in the mails, or in the case of notice by telex, when telexed against receipt of answer back, or in the case of notice by facsimile copy, when verbal communication of receipt is obtained, in each case addressed as aforesaid. Notwithstanding the foregoing, in the event of delivery of a notice pursuant to Section 2.05 (ii) terminating the LLC's right to direct release of Contracts, a copy of such notice shall be delivered to Iron Mountain Information Management, 745 Atlantic Avenue, Boston, Massachusetts 02111, Attention: Legal Department.

                  SECTION 3.04. BINDING EFFECT; ASSIGNABILITY; TERM. This Agreement shall be binding upon and inure to the benefit of the Collateral Agent, the LLC, Triple-A, the Administrative Agent and the Custodian and their respective successors and permitted assigns and no other parties shall have any rights in respect of, or be third-party beneficiaries under, this Agreement. The Collateral Agent and Triple-A may assign at any time their respective rights and obligations hereunder and interests herein without the consent of the LLC or the Custodian; provided that the Custodian shall not be required to respond to any substitute entity serving as Collateral Agent unless the Custodian receives written notice of the assignment by the Collateral Agent and assumption by the assignee, of Collateral Agent's rights and responsibilities, hereunder, together with the designation of replacement authorized employees. This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms, and shall remain in full force and effect until the Termination Date. The Custodian may not assign any of its rights, duties and obligations hereunder or any interest herein without the prior written consent, executed by an Authorized Employee, of the Collateral Agent.

                  SECTION 3.05. RESIGNATION AND REMOVAL. The Custodian may resign at any time by giving written notice thereof to the Collateral Agent not less than 60 days prior to the effective date of such resignation. The Custodian may be removed by the Collateral Agent at any time, with or without cause, by the Collateral Agent giving written notice thereof to the Custodian not less than thirty days prior to the effective date of such removal. Upon any such resignation or removal, the Collateral Agent shall have the right to appoint a successor Custodian, PROVIDED, HOWEVER, that the LLC shall have consented to such successor Custodian, which consent shall not be unreasonably withheld. Any such successor shall, upon its acceptance thereof, succeed to and become vested with all the rights, powers, privileges and duties of the retiring Custodian, and the retiring Custodian shall be discharged from its duties and obligations as Custodian under this Agreement; provided that the retiring Custodian shall transfer all contracts and related records to the successor Custodian or as otherwise instructed by the Collateral Agent. Furthermore, the Collateral Agent may, in its sole discretion, instruct the LLC to find a successor Custodian and the LLC should, within thirty days of such instruction, find a successor Custodian and enter into a separate custody agreement with such successor. The Collateral Agent may require that such new custody agreement be different from this Agreement and shall be satisfactory to the Collateral Agent in its sole discretion; provided, however, the LLC may enter into a custody agreement with Fleet National Bank (or any other national banking association with nationally recognized reputation and creditworthiness) in terms substantially the same as that certain Custodial Agreement dated as of January 31, 1995 (as amended from time to time) among the LLC, the Collateral Agent, Triple-A and Fleet National Bank.

                  SECTION 3.06. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the internal laws (as opposed to conflict of laws provisions) of the Commonwealth of Massachusetts.

                  SECTION 3.07. EXECUTION IN COUNTERPARTS; SEVERABILITY. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

                  SECTION 3.08. BANKRUPTCY PROCEEDINGS. No party to this Agreement shall or will institute or join any other person or entity in instituting against the LLC or Triple-A any case pursuant to Title 11 of the United States Code, or any similar case under applicable state or federal law for debts owed under this Agreement prior to the date which is one year and one day after all obligations of LLC to Triple-A or CapMAC have been paid in full (or, in the case of Triple-A, after all commercial paper notes of Triple-A have been paid in full).

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

                                       HPSC BRAVO FUNDING, LLC

                                       By /s/ Rene Lefebvre
                                          -----------------------------------
                                          Title:  Manager
                                          Sixty State Street, 35th Floor
                                          Boston, MA 02109-1803
                                          Telecopy No. 617-723-4786


                                       TRIPLE-A ONE FUNDING CORPORATION
                                       By Capital Markets Assurance Corporation, its Attorney-in-Fact

                                       By /s/ Andrew Laterza
                                          -----------------------------------
                                          Title:  Vice President
                                          113 King Street
                                          Armonk,  NY  10504
                                          Attention:  Andrew Laterza
                                          Telecopy No. 914-765-3810


                                       CAPITAL MARKETS ASSURANCE
                                       CORPORATION
                                           as Administrative Agent and as
                                           Collateral Agent

                                       By /s/ Andrew Laterza
                                          -----------------------------------
                                          Title:  Vice President
                                          113 King Street
                                          Armonk,  NY  10504
                                          Attention:  Andrew Laterza
                                          Telecopy No. 914-765-3810


                                       IRON MOUNTAIN INFORMATION
                                       MANAGEMENT, INC.

                                       By /s/ Garry B. Watzke
                                          -----------------------------------
                                           Title:  Vice President
                                           745 Atlantic Avenue
                                           Boston, MA 02111
                                           Attention:    Garry B. Watzke
                                            Telecopy No. 617-350-7881

                                    EXHIBIT A

                              __________ __, 200__

Capital Markets Assurance Corporation
113 King Street
New York, NY 10504
Attention: __________


                  RE: HPSC BRAVO FUNDING LLC - CONTRACTS RECEIVED
                      --------------------------------------------

Gentlemen:

We are sending this letter to you pursuant to Section 2.03. of that certain Custodial Agreement dated as of June 25, 2002 among HPSC Bravo Funding, LLC, a Delaware limited liability company, Triple-A One Funding Corporation, a Delaware corporation, Capital Markets Assurance Corporation, a New York stock insurance company, as Collateral Agent and Iron Mountain Information Management, Inc. Please see attached for the listing of all Contracts that have been received.

                                               IRON MOUNTAIN INFORMATION
                                               MANAGEMENT, INC.

                                               By:__________________
                                               [Title]

                                    EXHIBIT A

                                     [DATE]

              (File number)             (Name)
-----------------------------------------------------------------------------------------------------------------------
    COUNT        FILE DESCRIPTION 1         FILE DESCRIPTION 2         FILE DESCRIPTION 3         FILE RECEIPT DATE
    -----        ------------------         ------------------         -------------------        -----------------
-----------------------------------------------------------------------------------------------------------------------
            1
-----------------------------------------------------------------------------------------------------------------------
            2
-----------------------------------------------------------------------------------------------------------------------
            3
-----------------------------------------------------------------------------------------------------------------------
            4
-----------------------------------------------------------------------------------------------------------------------
            5
-----------------------------------------------------------------------------------------------------------------------
            6
-----------------------------------------------------------------------------------------------------------------------
            7
-----------------------------------------------------------------------------------------------------------------------
            8
-----------------------------------------------------------------------------------------------------------------------
            9
-----------------------------------------------------------------------------------------------------------------------
           10
-----------------------------------------------------------------------------------------------------------------------
           11
-----------------------------------------------------------------------------------------------------------------------
           12
-----------------------------------------------------------------------------------------------------------------------
           13
-----------------------------------------------------------------------------------------------------------------------
           14
-----------------------------------------------------------------------------------------------------------------------
           15
-----------------------------------------------------------------------------------------------------------------------
           16
-----------------------------------------------------------------------------------------------------------------------
           17
-----------------------------------------------------------------------------------------------------------------------
           18
-----------------------------------------------------------------------------------------------------------------------
           19
-----------------------------------------------------------------------------------------------------------------------
           20
-----------------------------------------------------------------------------------------------------------------------

                                    EXHIBIT B

                               __________ __, 20__

Capital Markets Assurance Corporation
885 Third Avenue
New York, N.Y. 10022
Attention: __________


                  RE: HPSC BRAVO FUNDING, LLC - CONTRACTS REMOVED AND RETURNED
                      --------------------------------------------------------

Gentlemen:

We are sending this letter to you pursuant to Section 2.05. of that certain Custodial Agreement dated as of June 25, 2002 among HPSC Bravo Funding, LLC, a Delaware limited liability company, Triple-A One Funding Corporation, a Delaware corporation, Capital Markets Assurance Corporation, a New York stock insurance company, as Collateral Agent and Iron Mountain Information Management, Inc. Please see attached for a listing of all Contracts that have been removed or returned.

                                     IRON MOUNTAIN INFORMATION MANAGEMENT, INC.

                                          By:__________________
                                             [Title]

                                   (OUTGOING)

                    IRON MOUNTAIN                                        PAGE:
                     REFERENCE REPORT SORTED BY CUSTOMER BOX       REPORT DATE:
                      FOR:                   TO:                   REPORT TIME:
                       REFERENCES



             CUST ID:
          REQ DIV ID:
         REQ DEPT ID:

SKP BOX NBR:    REF 1 BOX NBR       RT REQUEST DT     FILE SEQ   FILE DESCRIPTION    DIV ID       RQST DIV ID        ORD NBT
CUSTBOX NBR:    REF 2 BOX NBR          REFILE                    CONTACT             DEPT ID      RQST DEPT ID
                                       DT

                                   (INCOMING)

                    IRON MOUNTAIN                                        PAGE:
                     RECEIPT REPORT SORTED BY CUSTOMER BOX         REPORT DATE:
                      FOR:                   TO:                   REPORT TIME:
                       REFERENCES



             CUST ID:
          REQ DIV ID:
         REQ DEPT ID:

SKP BOX NBR:    REF 1 BOX NBR       RT REQUEST DT     FILE SEQ   FILE DESCRIPTION    DIV ID       RQST DIV ID        ORD NBT
CUSTBOX NBR:    REF 2 BOX NBR          REFILE  DT                CONTACT             DEPT ID      RQST DEPT ID

                                    EXHIBIT C
                             Custodian Fee Schedule

This Exhibit C - Custodian Fee Schedule is made part of the Records Management and Service Agreement between Iron Mountain Records Management, Inc. and HPSC.

Effective Date:          June 1, 2002
District Name:           Boston South
District Number:         02317
Customer Name:           HPSC
Customer Number:         B131L

         STORAGE PRICING

                  Secure space for the storage of records.

                                    $.32 per cubic foot per month

                  STORAGE MINIMUM:

                                        $75.00 per month

                  Storage charges will be billed monthly in advance.

         MANAGEMENT SERVICES PRICING

         Services during normal business hours, Monday through Friday 8:00 a.m. to 5:00 p.m., excluding holidays.

         NEW RECORDS (RECEIVING AND ENTRY)--The receipt of additional customer records resulting in an increase to the customer storage balance:

         $1.68 per cubic foot


                  RETRIEVALS/REFILES--The temporary retrieval of records from, or return to, storage. (Rush applies to retrievals only):

                                STANDARD     $1.89 per cubic foot
                                STANDARD     $2.84 per file from cubic foot
                                RUSH         $3.78 per cubic foot
                                RUSH         $5.67 per file from cubic foot

                  DESTRUCTION--The preparation, documentation, and physical destruction of records:

                       $2.31 per cubic foot plus retrieval

                  PERMANENT WITHDRAWAL--The preparation, documentation, and permanent withdrawal of records:

                       $2.31 per cubic foot plus retrieval

                                    MISCELLANEOUS SERVICES:

                                        LABOR      $35 per hour

                  INDIVIDUAL LIST--Initial data entry of carton or file descriptions (beyond first line):

                                        $.50 per line

                                    SERVICE MINIMUM:

                                        $5.00 per transaction

                  Management services will be billed monthly in arrears.

         TRANSPORTATION PRICING

             DELIVERY

                     NEXT DAY

                         $15.75 per transportation visit, $1.42 per cubic foot Call by 3:00 p.m. for delivery next day by 5:00 p.m.

                     HALF DAY

                         $31.50 per transportation visit, $1.42 per cubic foot Call by 10:00 a.m. for delivery same day by 5:00 p.m.

                     EMERGENCY VISIT (RUSH)

                         $57.40 per transportation visit, $1.42 per cubic foot Delivery within 3 hours of request

                     AFTER HOURS/WEEKENDS/HOLIDAYS

                         $114.80 per transportation visit, $1.42 per cubic foot Delivery within 4 hours of request

             PICKUP

                     ON DEMAND (SCHEDULED WITHIN 48 HOURS OF REQUEST)

                         $15.75 per transportation visit, $1.42 per cubic foot

                  Transportation charges will be billed monthly in arrears.

                  Service activity volumes substantially exceeding customer norms may result in overtime charges with customer authorization.

                  All other services, not specifically listed, will be charged at Iron Mountain's then current rates.

         COMPUTER AND REPORTING CHARGES

                           Included in the customer's storage rate are the Monthly Supplemental Reports. All other reports (including special sorting and special file listings) are subject to the computer listing charge and/or initial setup, reporting, or download fees, quoted by job scope.

         TERM

                           The term of the Agreement of which this Exhibit C is a part will commence on the Effective Date indicated above and continue until the end of the month that is the 11th month anniversary. Unless notice required by and in conjunction with Section 3.05 of this Agreement is given, or written notice of non-renewal is delivered by either party to the other not less than sixty days prior to expiration date, the Agreement will automatically renew for additional successive one-year terms. Storage prices set forth above shall remain in effect for the first 12 months of this Agreement. Charges for all other services may be adjusted at any time upon 30 days written notice.


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